Income Taxes	3 Months Ended
Jan. 31, 2020
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Income Taxes

NOTE 16:  INCOME TAXES

The Canada Revenue Agency (CRA), Revenu Québec Agency (RQA) and Alberta Tax and Revenue Administration (ATRA) are denying certain dividend deductions claimed by the Bank. During the quarter ended January 31, 2020, the ATRA reassessed the Bank for $18 million of additional income tax and interest in respect of its 2014 taxation year. To date, the CRA has reassessed the Bank for $793 million of income tax and interest for the years 2011 to 2014, the RQA has reassessed the Bank for $6 million for the year 2013, and the ATRA has reassessed the Bank for $33 million for the years 2011 to 2014. In total, the Bank has been reassessed for $832 million of income tax and interest. The Bank expects the CRA, RQA, and ATRA to reassess subsequent years on the same basis. The Bank is of the view that its tax filing positions were appropriate and intends to challenge all reassessments.